Restructuring	12 Months Ended
Dec. 31, 2017
Restructuring
Restructuring

18.      Restructuring

We incurred restructuring expense of $0, $0 and $2.3 million during 2017,  2016 and 2015, respectively, the majority of which related to severances and other related expenses. The restructuring expense impact was recorded under the Restructuring expense in the Consolidated Statements of Operations. As of December 31, 2016, we had $0.1 million of restructuring liability. For the year ended December 31, 2017,  $0.1 million in restructuring charges was paid. No additional provision was recorded in 2017 for new severance arrangements. As of December 31, 2015, we had $2.4 million of restructuring liability. For the year ended December 31, 2016, we incurred no restructuring expense and $2.3 million in restructuring charges was paid and the remaining $0.1 million was a liability as of December 31, 2016 and was included in the Other accrued expenses in the Consolidated Balance Sheets.